PROMISSORY NOTE

$294,467.12                                                    November 19, 1999


Jeremy's MicroBatch Ice Creams, LLC
3741 Walnut Street
Philadelphia, PA 19103-3146
(the "Maker" or "Jeremy's")


The Weightman Group, Inc.
2129 Chestnut Street
Philadelphia, PA, 19103-3146
(the "Holder" or "Weightman")

     FOR VALUE RECEIVED, the Maker promises to pay to the order of the Holder, in lawful money of the United States of America, the sum of TWO HUNDRED NINETY FOUR, FOUR HUNDRED AND SIXTY SEVEN DOLLARS AND 12/00 ($294,467.12) or such other amounts and sums outstanding from time to time (including all renewals, extensions or modifications) (the "Note").

     1. Maker shall pay principal to Holder in installments as follows:

        (a) $20,000 on each of the following dates: November 19, 1999; November 24, 1999; December 1, 1999; January 1, 2000; February 1, 2000 and March 1, 2000.

        (b) All remaining unpaid principal on or before the earlier to occur of: (i) March 15, 2000 or (ii) two days after the occurrence of an IPO. For purposes of this Note, the term "IPO" shall mean a public offering by the Holder of any securities pursuant to one or more registration statements filed under the Securities Act of 1933.

     2. All payments due hereunder shall be made at the offices of the Holder at the address provided above or elsewhere, as shall be directed by written notice. Maker may prepay the principal amount due under this Note at any time without penalty or premium. All payments shall be made on or before 4:00 p.m. on the date they are due.

     3. Maker hereby waives presentment for payment, demand, protest, notice of protest and of dishonor and nonpayment of this Note, and consents that the Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, and such consent shall not alter or diminish the liability of Maker. Any notice to Jeremy's shall


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be sufficiently served for all purposes if placed in the mail addressed to, or hand delivered to, 3741 Walnut Street, Philadelphia, Pennsylvania 19104.

     4. The unenforceability or invalidity of any one or more of the provisions, clauses, sentences and/or paragraphs hereof shall not render any other provisions, clauses, sentences and/or paragraphs herein contained unenforceable or invalid.

     5. This obligation shall bind Maker and Maker's successors and assigns, and the benefit hereof shall inure to Holder and its successors and assigns.

     6. Maker will be in default ("Default") if any of the following happens:

        (a) if a payment due under this Note shall not be paid when due; or

        (b) if Jeremy's shall make an assignment for the benefit of creditors, or file a Voluntary Petition under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property; or

        (c) if Jeremy's shall file an answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or shall fail to have such a petition dismissed within sixty (60) days after its filing; or

        (d) if an Order for Relief shall be entered following the filing of an involuntary petition against Jeremy's under the Bankruptcy Code, as amended, or any other Federal or State insolvency law, or if an order shall be entered appointing a trustee, receiver or custodian of all or part of its property.

     7. Upon the occurrence of Default, the entire unpaid amount due under this Note shall become immediately due and payable, without notice or demand. In addition, upon the occurrence of a Default, Weightman shall have all of the remedies and rights provided by applicable laws and shall be deemed to have exercised the same immediately, without notice or further action. Jeremy's shall reimburse Weightman for all costs and expenses, including reasonable attorneys' fees and costs, incurred by Weightman to collect Jeremy's obligations under this Note.

     8. In addition to all other rights contained in this Note, if a Default occurs and as long as a Default continues, all outstanding obligations shall bear interest at the rate of ten Percent (10%) per annum ("Default Rate"). The Default Rate shall apply from acceleration until the obligations or any judgment thereon is paid in full.

     9. Time is of the essence of this Note.

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     10. As long as Jeremy's remains current with all payment obligations under this Note and pays promptly all invoices submitted by Weightman, as a result of Weightman receiving invoices from third parties after November 18, 1999, Weightman shall not institute an action against Jeremy's for failure to pay or copyright infringement or other claims based on use of intellectual property. Notwithstanding any other provisions in this Note, if legal proceedings are instituted against Weightman by vendors who are owed money as a result of services provided on or behalf of Jeremy's, Weightman may add Jeremy's as an additional defendant or third party defendant in those proceedings. If, as a result of the proceedings, Jeremy's is obligated to pay the vendor, credit for the payment will be applied to the last payment due under this Note and shall not be cause for Jeremy's to delay or interrupt the obligation to make any installment payments when due. Jeremy's shall indemnify and hold harmless Weightman for all costs and expenses, including reasonable attorney's fees, costs and expenses, of any such legal proceedings. Unless Weightman is required to respond to any complaint immediately, Weightman shall give Jeremy's five days written notice of any third party legal proceedings before Jeremy's shall be liable for any legal fees or other costs with respect to such legal action.

     11. THE MAKER ACKNOWLEDGES AND AGREES THAT THIS NOTE CONTAINS A POWER OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE MAKER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER, THE MAKER, FOLLOWING CONSULTATION WITH COUNSEL FOR MAKER AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS THE MAKER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT OF THE MAKER'S BANK ACCOUNT AND OTHER ASSETS. THE MAKER ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS NOTE CONTAINING A CONFESSION OF JUDGMENT CLAUSE THE MAKER IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT MAKER HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST MAKER AND BEFORE THE MAKER'S ASSETS, INCLUDING, WITHOUT LIMITATION, ITS BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON, AND/OR ATTACHED.


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     12. IF A DEFAULT OCCURS UNDER THIS NOTE MAKER HEREBY AUTHORIZES AND
EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD OR THE PROTHONOTARY OR CLERK OF ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY JURISDICTION WHERE PERMITTED BY LAW OR THE CLERK OF ANY UNITED STATES DISTRICT COURT, TO APPEAR FOR MAKER IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER AND ENTER AND CONFESS JUDGMENT AGAINST THE MAKER IN FAVOR OF THE HOLDER FOR SUCH SUMS AS ARE

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DUE OR MAY BECOME DUE HEREUNDER OR UNDER ANY OTHER AGREEMENT OR DOCUMENT,
TOGETHER WITH COSTS OF SUIT AND ACTUAL COLLECTION COSTS INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES EQUAL TO 5% OF THE OBLIGATIONS THEN DUE AND OWING BUT IN NO EVENT LESS THAN $5,000.00, WITH OR WITHOUT DECLARATION, WITHOUT PRIOR NOTICE, WITHOUT STAY OF EXECUTION, AND WITH RELEASE OF ALL PROCEDURAL ERRORS AND THE RIGHT TO ISSUE EXECUTIONS FORTHWITH.

     MAKER WAIVES THE RIGHT TO ANY NOTICE AND HEARING PRIOR TO THE EXECUTION, LEVY, ATTACHMENT, OR OTHER TYPE OF ENFORCEMENT OF ANY JUDGMENT OBTAINED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO BE NOTIFIED AND HEARD PRIOR TO THE GARNISHMENT, LEVY, EXECUTION UPON, AND ATTACHMENT OF MAKER'S BANK ACCOUNTS AND OTHER PROPERTY. IF A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT OF ANY OFFICER OF THE HOLDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL THEREOF AS A WARRANT OF ATTORNEY. THE AUTHORITY HEREIN GRANTED TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY SINGLE EXERCISE THEREOF, BUT SHALL CONTINUE AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND AT ALL TIMES UNTIL FULL PAYMENT OF ALL AMOUNTS DUE HEREUNDER AND UNDER ANY OTHER AGREEMENT OR DOCUMENT. THE HOLDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR DOCUMENT TO WHICH MAKER IS A PARTY, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME OBLIGATIONS. IN THE EVENT THAT ANY JUDGMENT CONFESSED AGAINST THE MAKER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BEHALF OF MAKER OR ANY OBLIGOR FOR ANY REASON, THE HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST MAKER FOR ANY PART OR ALL OF THE OBLIGATIONS OWING UNDER THIS NOTE AND/OR FOR ANY OTHER LIABILITIES, AS HEREIN PROVIDED.


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     13. Subject to paragraph 10 hereof, nothing in this Note shall limit, modify or prevent the remedies and rights of Weightman under existing law or agreements between Weightman and Jeremy's.

     14. This Note has been delivered to Holder and accepted by Holder in the Commonwealth of Pennsylvania. If there is a lawsuit, Maker agrees upon Holder's request to submit to the jurisdiction of the courts of Philadelphia County, the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania. Each party consents to the venue and

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jurisdiction of those Courts and shall not raise any objection based on the inconvenience of the forum. Service of any process in any proceedings may be made as provided in the Notice provisions of this Note. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     15. MAKER BY EXECUTION HEREOF AND HOLDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HOLDER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO HOLDER TO ACCEPT THIS NOTE.

     16. This note may be amended only by a writing signed on behalf of each party.

     17. This Note is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed, sealed, and delivered this Note the day and year first above written



ATTEST:                                JEREMY'S MICROBATCH ICE CREAM, LLC



                                       By:
-----------------------------------       --------------------------------------
                                          Name:
                                          Title:



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     Agreement made this 19th day of November 1999 by and between The
Weightman Group, Inc. ("Weightman") and Jeremy's MicroBatch Ice Cream, LLC ("Jeremy's").
                                   BACKGROUND

     A. Jeremy's has issued to Weightman a Note in the face amount of $294,467.12 (the "Note").

     B. The parties desire to memorialize their agreement about the use of certain intellectual property (the "Intellectual Property") provided to Jeremy's by Weightman.

                                    AGREEMENT

     Now therefore, for good and valuable consideration, intending to be legally bound, the parties agree as follows:

1. As long as Jeremy's performs its requirements under the Note, Weightman does not object to Jeremy's use of the Intellectual Property.

2. Weightman cannot comment or speak for other parties who may own or have an interest in the Intellectual Property. Those parties may object to the use of the Intellectual Property.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed, sealed, and delivered this Note the day and year first above written.


ATTEST:                                JEREMY'S MICROBATCH ICE CREAM, LLC


                                       By:
-----------------------------------       --------------------------------------
                                          Name:
                                          Title:

ATTEST:                                THE WEIGHTMAN GROUP, INC.


                                       By:
-----------------------------------       --------------------------------------
                                          Name:
                                          Title:


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